                                                       Exhibit 99

[KCPL Logo]

FINANCIAL COMMUNITY BRIEFING

February 15, 2000
Four Seasons Hotel, New York

CERTAIN FORWARD-LOOKING INFORMATION

Statements made in this report which are not based on historical facts are forward looking and, accordingly, involve risks and uncertainties that could cause actual results to differ materially from those discussed. Any forward-looking statements are intended to be as of the date on which such statement is made. In connection with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, we are providing a number of important factors that could cause actual results to differ materially from provided forward-looking information. These important factors include:
     - future economic conditions in the regional, national and international markets
     - state, federal and foreign regulation
     - weather conditions
     - financial market conditions, including, but not limited to changes in interest rates
     - inflation rates
     - increased competition, including, but not limited to, the deregulation of the United States electric utility industry, and the entry of new competitors
     - ability to carry out marketing and sales plans
     - ability to achieve generation planning goals and the occurrence of unplanned generation outages
     - nuclear operations
     - ability to enter new markets successfully and capitalize on growth opportunities in nonregulated businesses
     - adverse changes in applicable laws, regulations or rules governing environmental (including air quality regulations), tax or accounting matters

   This list of factors may not be all-inclusive since it is not possible for us to predict all possible factors.

KCPL TODAY

BUSINESS SCOPE

-    Electric utility generation activities
-    Electric distribution systems and services
-    Nonregulated businesses
     -    Telecommunications
     -    Gas production and development
     -    Energy supply management services

OUR OBJECTIVE

-    Double historical earnings growth rate within five years
     -    improve on traditional historical earnings growth rates
     - improve on P/E multiples as result of going-forward strategies
-    Target annual dividend growth of 2 - 3%

TRACK RECORD FOR BUILDING VALUE

[Line Graph]

TOTAL RETURN TO SHAREHOLDERS, INCLUDING REINVESTMENT OF DIVIDENDS

                        EEI Electric
            KCPL        Utility Index

  1988      $100            $100
  1989      $119            $130
  1990      $131            $132
  1991      $188            $169
  1992      $193            $182
  1993      $207            $203
  1994      $226            $179
  1995      $270            $235
  1996      $311            $238
  1997      $341            $303
  1998      $361            $345

Assumes $100 invested on December 31, 1989 in KCPL common stock and EEI Index.

[end of graph]

CORPORATE STRATEGY

RESTRUCTURED KCPL

[Organizational Chart]


                            [box]
                    HOLDING COMPANY - KCPL

       [line down connecting "Holding Company - KCPL" down to "Transmission/Distribution"]

   [box]                     [box]                       [box]
GENERATION          TRANSMISSION/DISTRIBUTION     NONREGULATED BUSINESSES
                                                     -  KLT Inc.
                                                     -  HSS Inc.
[line right connecting box         [line right connecting box
"Generation" to "Transmission/     "Transmission/Distribution" to
"Transmission/Distribution"]       "Nonregulated Businesses"]


[end of chart]

WHY SEPARATION MAKES SENSE

- Enables KCPL to leverage low-cost generation assets in unregulated environment

- Allows management to focus on value creation levers within each business

-    Facilitates growth of business units

GENERATION

GENERATION

- KCPL's electric generation business is fundamentally sound and competitive
     - strong asset mix includes baseload, intermediate and peaking units
     -    low production costs yield attractive economics
     - completion of Hawthorn #5 positions KCPL well in a deregulating marketplace

INVESTING IN INCREASED CAPACITY

     -    Hawthorn #6 - 141 megawatt unit - July 1999
     -    Additional capacity scheduled for 2000
          -    140 mw combined cycle unit (H9)
          -    77 mw single cycle unit (H7)
          -    77 mw single cycle unit (H8)
     - Hawthorn #5 - 540 megawatt coal-fired unit - scheduled on-line June 2001

LOW COST PROVIDER:
KCPL DELIVERED COAL COST VS. REGIONAL COMPETITORS

[chart]

                         Cents per MMBtu
          ---------------------------------------------------
          UtiliCorp      Ameren    KPL       KCPL

1990      162            151       133       99.4
1991      148            147       131       97.7
1992      134            149       130       91.5
1993      115            138       112       84.8
1994      102            117       112       84.4
1995      100.7          109.3     112.4     78.6
1996      90.8           103.1     112.1     76.9
1997      95.5           97.4      114.6     76
1998      91.9           91.9      113.5     73.1

[end of chart]

LOW COST PROVIDER:
1998 FUEL MIX

[3-D Pie Chart]

     Coal                Nuclear                Oil/gas
      69%                 29%                    2%
     $0.81 per MMBtu     $0.49 per MMBtu

System Fuel:  $0.77 per MMBtu

[end of chart]
                                                               14

GENERATION STRATEGY

-    Place all generating assets in separate business unit
     -    nonregulated status
     -    focus on competitive cost generation
     -    enter into purchased power agreement with KCPL
     - deregulated status for generation will allow us access to more markets

GENERATION - BENEFITS

- Take advantage of higher-value market-based opportunities in a competitive market
-    Capture and keep savings from improved asset management
-    Explore strategic partnerships to gain efficiencies
- Evaluate selected merchant generation development and joint ventures
-    Expand affiliate relationships

TRANSMISSION AND DISTRIBUTION

TRANSMISSION/DISTRIBUITON

-    Currently serves over 455,000 customers
-    2 - 3% annual customer usage growth rate
-    1 - 2% annual customer growth rate
-    Diversified customer base
-    Competitive rates

GROWING AND DIVERSIFIED TERRITORY:
1998 KWH SALES BY CUSTOMER CLASS

[3-D Pie Chart]

Residential        Commercial       Industrial         Bulk Power/Other
26%                37%              16%                21%

[end of chart]

COMPETITIVE RATES

-    KCPL's rates are below national average
     -    moratorium in place in Missouri until 2002
     -    stable rates through deregulation
- Our goal: to be the benchmark against which others will compete in a deregulated market

TRANSMISSION/DISTRIBUTION
STRATEGY

-    Isolate regulated transmission assets to participate in RTO
-    Retain regulated distribution activities in separate business unit
-    Pursue incentive-based rate of return allowance from regulators

TRANSMISSION/DISTRIBUTION -
BENEFITS

-    Regulation provides stable cash flow and earnings
- EBITDA used to fund capital expenditures and support stable dividend policy
- Leverage value of customer relationships through third party marketing alliances

KLT INC.

STRATEGIC OVERVIEW

CURRENT CORPORATE
STRUCTURE AND HOLDINGS

[Corporate Structure/Organizational Chart]

[box]     KLT, INC.

[lines connecting following subsidiaries to "KLT Inc." parent]

     [box] KLT ENERGY SERVICES
               Strategic Energy, Ltd.
               Custom Energy preferred stock
               Custom Lighting Services
     [box] KLT GAS
               Multiple CBM properties
               One traditional natural gas property
     [box] KLT TELECOM
               DTI Holdings
     [box] KLT INVESTMENTS
               Tax Credits
     [box] KLT INVESTMENTS II
               Venture Capital
               Real Estate
               Tax Credits
               E-channel

[end of chart]
                                                               24

PRINCIPLES OF NEW APPROACH

[Chart]

              [circle]  Private Equity           Disciplined Capital Allocation
                        Model                    Incentive-driven Compensation
            [down arrow to "KLT Inc." Circle]    Focus on Exit

[circle]                [circle]                 [circle]
Focus  [right arrow]    KLT Inc.  [left arrow]   Value-Added Opportunities

4 Core Segments                                     Proactive Involvement
                                                    New Talent

[arrow up connecting "Commitment to Realizing Value" circle to "KLT Inc." circle]

                        [circle]
               Commitment to Realizing Value

                    Communication
                    Private/Public Offerings
                    Monetization

[end of chart]

BOARD OF DIRECTORS

     MEMBER                        BACKGROUND
---------------------    ------------------------------------------------
Dr. David Bodde     -    Professor of Technology and Innovation at
                         the Bloch School of Business and Public
                         Administration, University of Missouri-
                         Kansas City
                    -    Member of KCPL's Board of Directors

Andrew Johnson      -    President, Fingerhut E-Commerce
                    -    Former SVP Marketing, Fingerhut
                    -    Former SVP Business Development, Fingerhut

James Mitchell      -    Chairman, IDS Life Insurance Company
                    -    Retired EVP Marketing, American Express
                    -    Retired CEO, IDS Life Insurance Company

Charles Schellhorn  -    President, Argus Medical Systems
                    -    Vice Chairman, DST Systems
                    -    Former CEO, United Micrographics Systems Inc.

Greg Orman          -    President, KLT Inc.
                    -    Former Chairman & CEO, Nationwide Electric, Inc.
                    -    Former President, KLT Energy Services, Inc.

Ron Wasson          -    Chairman of the Board, KLT Inc.
                    -    Former President, KLT Inc.

KLT INC. -
GOING FORWARD STRUCTURE

[Corporate Structure/Organizational Chart]


                              [circle]
                              KLT Inc.

[connecting line down to first three circles]
                                   [dotted line down to "E-commerce" circle]

[circle]              [circle]          [circle]            [circle]
TELECOMMUNICATIONS    NATURAL GAS       RETAIL ENERGY       E-COMMERCE
                      DEVELOPMENT       SERVICES

-Digital Teleport     -KLT Gas          -Strategic Energy

[end of chart]

TELECOMMUNICATIONS -
DTI HOLDINGS, INC.

- St. Louis based telecommunications company that is building a nationwide fiber network
     -    4 Metropolitan Area Networks (MANs)
     - Roughly 70 other points of presence (POPs) in secondary and tertiary
-    Network technology is state of the art
     -    Self-healing SONET rings
     -    DWDM equipment
     -    POPs every 40 miles for local conductivity
-    Local dial tone in Kansas City and St. Louis
-    Net PP&E of $300MM at December 31, 1999

DIGITAL TELEPORT, INC.

[map of United States with DTI routes marked]

Includes the following Information:
     -    Purchased IRU's
     -    DTI Constructed
     -    Under Construction
     -    Swapped
     -    Leased, Short-Term

DTI NETWORK BUILDOUT AND ACQUISITION

                                           Projected            Year-End
Network Metrics             Current        By June 2000         2000
---------------             -------        ------------         --------
Route Miles
     In the ground            8,000 (1)      14,000 (1)         20,000
     In the ground & lit      2,000        variable             TBD

Fiber Miles
     In the ground          218,000 (1)     500,000 (1)         TBD
     In the ground & lit    144,000        variable             TBD

(1) Excludes short-term two fiber lease totaling approximately 2,800 miles

RETAIL ENERGY SERVICES - STRATEGIC ENERGY LTD.

- Pittsburgh based energy management firm with over 100 full-time employees
- Currently building a "Virtual Utility" to exploit the large, deregulating market for electricity
     -    $210 billion market
     - 24 states have enacted legislation or have regulatory plans in place to allow retail choice
     -    Pending federal legislation will lead to full choice by 2003

RETAIL ENERGY SERVICES -
STRATEGIC ENERGY LTD.

-    Western Pennsylvania pilot extremely successful
     - 10% of eligible commercial market and 4% of eligible industrial market captured
     -    Numerous association endorsements
     -    Financially profitable
-    Competitive advantages position Company for success
- Revenues in 1999 grew from $6 million to $62 million; in 2000, expected to rise to $140 million

1999 STRATEGIC ENERGY SELECTED CUSTOMER LIST

Abbott Laboratories
American Home Products
Bayer Corporation
Bell Atlantic
Carnegie Mellon University
Champion International
Chrysler Corporation
Dow Corning Corporation
Eastman Chemical Company
Equity Office Properties Trust
General Growth Management, Inc.
Heinz U.S.A.
Hershey Foods
Hoechst Celanese
IMC Chemical
Ingersoll Rand
J.C. Penney Company, Inc.
Johnson & Johnson
LTV Steel Company
Lucent Technologies
Marathon Oil
Merck & Company, Inc.
Mobil Oil Corporation
National Steel Corporation
Pennsylvania Power & Light Co.
Philips Electronics
Procter & Gamble
Shell Oil
Trammell Crow Co.
Westinghouse Electric
Weyerhauser Company

STRATEGIC ENERGY LTD.
GROWTH STRATEGY

- Invest in Business Development and Regulatory Support personnel in selected markets
- Develop alliance relationships with companies that sell complimentary products
     -    Natural gas
     -    ESCOs
     -    Aggregated billing companies (e.g. Avista Advantage)
-    Develop national relationships with affiliate organizations
     -    School Intermediate Units
     -    Manufacturing associations
     -    Property/facilities management companies

STRATEGIC ENERGY LTD.
GROWTH STRATEGY

-    Complete Internet-based system to capture residential customers
- Leverage existing electrical consulting customers, particularly those with load optionality
-    Develop supplier relationships in control areas near expansion markets
-    Continue enhancing functionality and performance of Energy
     Management Center

KLT GAS OVERVIEW

-    Specialist in coal bed methane natural gas production and development
-    Total proven reserves of 248Bcf in over 130,000 acres
-    Current production volume of 42 Mcf/day, growing to 59 Mcf/day by year-end
-    Strong economic model without the risk of traditional natural gas
-    Well defined performance improvement plan in coal bed methane
-    Price protection strategies in place

CBM VS. CONVENTIONAL NATURAL GAS

CBM

-    Low up-front finding costs at $.35 mcf
-    Lower drilling related risk (almost no "dry holes")
-    Longer production life (generally 20-30 years)
-    Predictable gas streams
-    Inclining production/cash flow

CONVENTIONAL

-    Finding & development cost at $.90 mcf
-    Moderate to high drilling related risk
-    Shorter production life (generally 8-14 years)

KLT GAS -
GOING FORWARD STRATEGY

-    Develop existing properties
-    Selectively acquire additional properties
-    Divest non-performing assets
-    Execute performance improvement plan
-    Grow organizational capabilities

[right-pointing arrow]

Initial Public Offering or Business Combination When Appropriate

CONCLUSIONS

-    KLT Inc. is changing
     -    Focused, performance-oriented approach
     -    Willingness to monetize when necessary
     -    Well positioned to create value near-term
-    Building capabilities and disciplines to create value long-term
-    More to come!